Exhibit 10.2

EXECUTION VERSION

JOINDER AGREEMENT

International Seaways, Inc.

International Seaways Operating Corporation

600 Third Avenue, 39th Floor

New York, NY 10016

June 7, 2024

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of May 20, 2022 (as amended by the First Amendment to Credit Agreement, dated as of March 10, 2023, the Second Amendment to Credit Agreement, dated as of April 26, 2024, and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among International Seaways, Inc., a Marshall Island corporation (“Holdings”), International Seaways Operating Corporation, a Marshall Islands corporation (the “Borrower”), the other Guarantors from time to time party thereto, the Lenders from time to time party thereto and Nordea Bank Abp, New York Branch, as Administrative Agent, Collateral Agent and Security Trustee. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

This joinder agreement (this “Joinder Agreement”) supplements the Credit Agreement and is delivered by the undersigned (the “Joining Party”), pursuant to Section 5.15 of the Credit Agreement.

The Joining Party hereby agrees that upon the execution hereof to be bound as a Subsidiary Guarantor by all of the terms, covenants, obligations, liabilities and conditions set forth in the Credit Agreement and the other Loan Documents to the same extent that it would have been bound if it had been a signatory to the Credit Agreement and the other Loan Documents on the execution date or dates of the Credit Agreement and such other Loan Documents.  Without limiting the generality of the foregoing, and in furtherance thereof, the Joining Party hereby guarantees, as a primary obligor and not a surety, to each Secured Party and their respective successors and assigns, the prompt payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of the Guaranteed Obligations. The Joining Party hereby represents and warrants that the representations and warranties set forth in Article III of the Credit Agreement and each of the other Loan Documents and applicable to the undersigned are true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the date hereof with the same effect as though made on and as of this date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date).

Schedule A, Collateral Vessels and Schedule B, Subsidiary Guarantors, attached hereto supplement Schedule 1.01(a), Part 2 and Schedule 1.01(h), respectively, of the Credit Agreement and shall be deemed a part thereof for all purposes of the Credit Agreement.  The Joining Party hereby certifies, as of the date first written above, that the schedules attached hereto are complete and accurate and include all of the information required to be scheduled for them pursuant to the Credit Agreement.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by the different parties hereto on separate counterparts, all of which shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Joinder Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar applicable state laws based on the Uniform Electronic Transactions Act.

This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Joinder Party may assign or otherwise transfer any of its respective rights or obligations hereunder, except as permitted by the Credit Agreement and any other Loan Documents.

THIS JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The provisions of Sections 11.06, 11.07, 11.09(b), 11.09(c), 11.09(d), 11.10 and 11.12 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

From and after the execution and delivery hereof by the parties hereto, this Joinder Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the Joining Party has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

ALBANS TANKER CORPORATION

By:	/s/ James D. Small III
Name:	James D. Small III
Title:	Vice President and Secretary

AGREED TO AND ACCEPTED:

NORDEA BANK ABP, NEW YORK BRANCH,
as Administrative Agent and Collateral Agent

By:	/s/ Erik Havnvik
Name:	Erik Havnvik
Title:	Managing Director

By:	/s/ Anna Cecilie Ribe
Name:	Anna Cecilie Ribe
Title:	Associate

Schedules to the Joinder Agreement

Table of Contents

Schedule A--Collateral Vessels

Schedule B--Subsidiary Guarantors

Schedule A - Collateral Vessels

	Vessel	Documented Owner	Official Number	Flag	IMO Number	Built Date (yyyy/mm)
1.	Seaways Stamford (ex Saint Albans Bay)	Albans Tanker Corporation	5189	Marshall Islands	9697648	2015/10

Schedule B - Subsidiary Guarantors

1. Seaways Shipping III Corporation